UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West International Growth Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Templeton Institutional, LLC (“Franklin”) and J.P. Morgan Investment Management Inc. (“JPMorgan”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 28.35%, relative to a 18.29% return for the MSCI EAFE Growth Index, the Fund’s benchmark index.
Franklin Commentary
International equity markets rose in 2020. Although the global economy underwent a significant dislocation in the spring, following the coronavirus lockdowns, economic activity began to rebound strongly over the third quarter before uncertainty crept back in during the fourth quarter as Covid-19 cases surged again. Unprecedented fiscal and monetary policy support helped limit the economic fallout from the pandemic. The acceleration of some long-term trends sparked by the pandemic also boosted technology-related stocks during the year, helping to underpin equity markets.
In 2020, the Franklin sub-advised portion of the Fund outperformed its benchmark index as stock selection and an overweight in information technology, stock selection in consumer discretionary, and an underweight and stock selection in financials boosted relative returns.
In the information technology sector, the continued growth in e-commerce during the global pandemic supported shares in both Netherlands-based payments processor Adyen NV and Canada-based e-commerce solutions provider Shopify Inc. Adyen has seen an increase in payment volumes for online purchases, helping to offset the decline in travel payment volumes and reduced in-person shopping. Shopify has continued to see strong demand for its software and solutions, as retailers look to move more of their business online to meet the growing demand for e-commerce and picking up online orders at the store.
Latin American online marketplace operator MercadoLibre Inc. added to relative returns in the consumer discretionary sector following solid financial results in recent quarters as more consumers shop online during the pandemic and make use of the company's payment and shipping services. China-based tutoring services provider TAL Education Group also supported relative performance. Although the pandemic has meant fewer in-person classes, TAL's online tutoring business has seen robust growth.
Financials sector contributors included Italian multi-channel lender FinecoBank SpA. Despite the economic uncertainty in Italy, FinecoBank has continued to see robust fund inflows and strength in its brokerage business.
Japan-based advertising, gaming and media company CyberAgent Inc. was a contributor in the communication services sector. Although the company's gaming and advertising business has been under pressure during the pandemic, with more people staying home, its media business has been robust.
Conversely, stock selection in the consumer staples, health care and industrials sectors undermined relative returns.

U.K.-based Fevertree Drinks PLC, a maker of beverage mixers, curbed relative performance in the consumer staples sector, hurt by continued concerns about a slowdown in the U.K. market and the company's struggles in gaining greater traction in the U.S. market. We exited the position during the year.
In the health care sector, U.K. medical technology company LivaNova PLC held back relative performance as people put off medical care during the pandemic. However, the maker of cardiovascular and neurostimulation equipment could soon see increased demand, with the ongoing outbreak meaning more people need cardiac and respiratory support. Also in the sector, Australia-based Cochlear Ltd., a hearing implant manufacturer, hindered relative returns as the company has seen a temporary decline in implant procedures and processor upgrades during the pandemic. We have begun to see signs of a rebound in implant procedures in recent months.
In the industrials sector, Canada-based flight simulation equipment maker CAE Inc. and Germany-based aircraft engine manufacturer MTU Aero Engines AG detracted from relative performance amid concerns about the drop-off in air traffic following the coronavirus outbreak. Both companies have some exposure to the defense sector and may see some stability from that part of their businesses, even as civilian air travel declines over the coming months.
In financials, Belgium-based KBC Group NV hurt relative performance. Low interest rates and concerns about economic growth in some of its European markets have negatively impacted the bank in 2020.
JPMorgan Commentary
Market Overview: Global equities rallied on breakthroughs in several vaccines for Covid-19 leading to hopes that the end of pandemic was in sight. Optimism over Joe Biden’s victory in the U.S. presidential election, the news of additional fiscal stimulus measures from the U.S. government and an agreement over the Brexit deal also uplifted sentiment. However, as a new and ostensibly more contagious strain of the novel coronavirus ignited fears of travel restrictions and further lockdowns, markets pared some of the gains.
In the U.S., Joe Biden won the race to be the next president and the Democrats retained control of the House of Representatives. The S&P 500® Index scaled to record highs supported by the encouraging positive trial results of Covid-19 vaccines from major players and after President Donald Trump signed the long-awaited bill to inject $900 billion of stimulus including renewing direct payments to households and more generous unemployment benefits. Economic data pointed to a steady, albeit softer recovery during the quarter. The flash Purchasing Managers’ Index for both manufacturing and services for November beat expectations, rising to 56.7 and 57.7, respectively. In contrast, weekly jobless claims stood at 787,000 in the week ended December 26th after hitting a three-month high in early December. Against this backdrop, the Federal Reserve indicated that they would continue with asset purchases until there has been substantial further progress in meeting their goals and forecasted no rate rises until at least the end of 2023.
In the Eurozone, business activity has shown resiliency where a stronger manufacturing output growth helped to counter the weakness in service sector activity. Additionally, the European Union (“EU”) recovery fund of 1.8 trillion euros (“EUR”) was agreed by EU leaders with the money expected to be available in the middle of 2021. Furthermore, the European Central Bank (“ECB”) increased the size of its planned asset purchases by 500 billion EUR to 1,850 billion EUR, extending the time horizon to make these purchases.

After months of negotiations, the U.K. and the EU finally agreed on a free trade Brexit deal to define their future relationship. The Bank of England announced an extension of its government bond purchases by 150 billion pounds to support the economy, as they forecasted a contraction in gross domestic product in the fourth quarter. On the other hand, the emergence of a more easily transmittable coronavirus strain led to tougher activity restrictions in the U.K. over the quarter.
Crude oil prices rallied during the quarter supported by optimism around vaccines. Among equities, value stocks outperformed growth stocks as investors piled into cyclical sectors that were out of favor previously in the year. Emerging markets outperformed developed markets over the quarter.
Portfolio Review: The portion of the Fund sub-advised by JPMorgan outperformed its benchmark index for the year ending 2020. Stock selection in communication services and information technology contributed to returns, while stock selection in industrials and an underweight allocation to materials detracted from performance. Regionally, stock selection in continental Europe and the Pacific Rim contributed to returns, while stock selection in the U.K. and an underweight to Japan detracted from returns.
The portion of the Fund sub-advised by JPMorgan did not invest in derivatives during the period.
Adyen, the Dutch payment company, was a positive contributor for the year. This relatively new company operates in the attractive payments space as a merchant acquirer. The business is high quality given that payments is structurally growing for decades as card replaces cash and as e-commerce replaces brick-and-mortar. Merchant acquiring carries minimal credit risk, very low regulation and is highly cash generative. Adyen has some of the best technology in the merchant acquiring space, with a single global platform which is currently unique in the industry. First quarter 2020 results were strong despite Covid-19 impacts, with revenues growing 34% year on year. The longer-term impacts from Covid-19 are positive for the company as is will likely accelerate the shift from cash to card payment and it will also accelerate the move to e-commerce, an area of particular strength for the company. In addition, the stock rose 65% in the second quarter of 2020.
Airbus, the European multinational aerospace corporation, was a leading detractor over the one-year period. In the first half of the year, the stock fell as the demand for aircrafts began to falter massively as aircraft operators reconsider their plans to buy new aircrafts from Airbus, due to the impact of Covid-19. Airbus was also grappling with labor and supply chain shortages due to partial shutdowns amid the spread of Covid-19, adversely affecting the production of aircrafts. More recently, an underweight position to the stock detracted from returns as positive news on the breakthroughs and rollout of Covid-19 vaccines drove a style rotation towards the sector on the improved prospects for global travel. The firm’s higher-than-expected cash flow generation, on the back of an uptick in aircraft deliveries, and hopes of easing trade tensions were also key tailwinds.
Market Outlook: Even as the pandemic appears to be worsening in the U.S. and in Europe, policy makers have worked hard to build a bridge over troubled waters, with stimulus programs, helping uplift consumer and business confidence and market valuations. Given the dearth of competing opportunities with persistently low interest rates, equities continue to be a preferred asset class. However, with rich valuations, an active and discerning approach to stock investing remains paramount from here. News of the emergence of the new potentially more contagious mutation of Covid-19 remains an important development to watch.

While economic growth in the first half of 2021 will continue to be impeded by the pandemic, as vaccines are rolled out globally and pent-up demand is unleashed, the second half should see significant upside in consumption. Accordingly, we see earnings for global corporations rebounding over this year to nearly their pre-pandemic levels. Though every crisis is different, looking out into the next five years, we expect earnings growth to be substantial, front-loaded and not very dissimilar to the rebound from the global financial crisis. Cyclically geared markets, sectors and companies, which have been in the eye of the storm, are likely to benefit, but it is crucial to differentiate cyclical from structural headwinds and tailwinds as the recovery takes shape. While several expectations are priced in, historical experience shows that the potential for growth from a rebounding economy can often be underestimated.
In the U.S., it is likely that the incoming administration will look to normalize trade relations, benefitting global equities, and focus more on adoption of renewable energy and clean technology. While the balance of power in the senate is being decided at the time of writing, the probability of higher spending along with higher taxes and regulations is rising.
The sharp rebound in corporate earnings, balance sheets, employment, and consumption is not without a cost. While bond markets have clearly absorbed the surging public and private debt, over the next few years bond yields and inflation will be key parameters to watch. However, over the short- to medium-term, public debt is likely to persist at historically high levels with yields at historically low levels.
With valuation spreads persistently elevated relative to their long-term history, we continue to believe that there are fertile opportunities for stock pickers to add value.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	28.88%	12.94%	9.43%
Investor Class	28.35%	12.55%	8.30%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2020 (unaudited)
Sector	Percentage of Fund Investments
Consumer, Non-cyclical	33.93%
Industrial	13.53
Technology	12.01
Consumer, Cyclical	11.80
Financial	11.05
Communications	8.38
Basic Materials	5.39
Utilities	1.10
Government Money Market Mutual Funds	0.82
Short Term Investments	1.99
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,245.00	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.32
Investor Class
Actual	$1,000.00	$1,243.20	$6.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$6.09
* Expenses are equal to the Fund's annualized expense ratio of 0.85% for the Institutional Class shares and 1.20% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
COMMON STOCK
Basic Materials — 5.51%
38,000	Koninklijke DSM NV	$ 6,534,865
15,184	Linde PLC	4,001,136
72,783	Symrise AG	9,675,962
130,000	Umicore SA	6,248,424
		26,460,387
Communications — 8.57%
116,852	Alibaba Group Holding Ltd(a)	3,398,586
1,160,000	Ascential PLC(a)	6,069,789
105,000	CyberAgent Inc	7,243,387
39,999	Delivery Hero SE(a)(b)	6,255,367
3,800	MercadoLibre Inc(a)	6,365,836
4,000	Shopify Inc Class A(a)	4,527,800
10,990	Spotify Technology SA(a)	3,458,113
53,100	Tencent Holdings Ltd	3,820,747
		41,139,625
Consumer, Cyclical — 12.06%
16,850	adidas AG(a)	6,130,077
1,550,000	boohoo Group PLC(a)(c)	7,274,039
100,000	CTS Eventim AG & Co KGaA(a)	6,684,090
60,000	Ferguson PLC	7,288,395
64,372	InterContinental Hotels Group PLC(a)(c)	4,171,393
15,732	LVMH Moet Hennessy Louis Vuitton SE	9,848,195
16,700	Shimano Inc	3,909,117
78,300	Sony Corp	7,890,141
42,235	Zalando SE(a)(b)	4,697,833
		57,893,280
Consumer, Non-Cyclical — 34.67%
5,509	Adyen NV(a)(b)	12,800,314
80,000	Alcon Inc(a)	5,311,692
75,000	Amadeus IT Group SA	5,536,261
12,278	Argenx SE(a)(c)	3,618,071
30,380	Beiersdorf AG	3,492,452
832,500	Budweiser Brewing Co APAC Ltd(b)	2,750,026
37,000	Cochlear Ltd	5,398,874
60,380	CSL Ltd	13,192,591
177,914	Diageo PLC	7,038,628
160,000	Experian PLC	6,076,006
22,814	Genmab A/S(a)	9,250,938
85,000	GN Store Nord AS	6,775,704
160,000	Hikma Pharmaceuticals PLC	5,497,126
191,782	IDP Education Ltd	2,939,574
47,760	Intertek Group PLC	3,687,695
61,300	Kao Corp(c)	4,735,806
8,739	Lonza Group AG	5,629,374
18,277	L'Oreal SA	6,973,587
125,397	Nestle SA	14,837,969
107,644	Novo Nordisk A/S Class B	7,509,156
48,563	Reckitt Benckiser Group PLC	4,333,136
225,071	RELX PLC	5,505,380
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
33,249	Roche Holding AG	$ 11,580,579
2,394	Straumann Holding AG	2,804,383
37,500	Sysmex Corp	4,512,248
65,000	TAL Education Group ADR(a)	4,648,150
		166,435,720
Financial — 11.29%
695,600	AIA Group Ltd	8,476,667
30,000	Deutsche Boerse AG	5,108,139
400,000	FinecoBank Banca Fineco SpA(a)	6,596,768
59,091	HDFC Bank Ltd ADR(a)	4,269,916
125,200	Hong Kong Exchanges & Clearing Ltd	6,867,436
280,000	Intermediate Capital Group PLC	6,584,618
46,703	London Stock Exchange Group PLC	5,763,588
3,245	Partners Group Holding AG	3,813,011
259,000	Ping An Insurance Group Co of China Ltd Class H	3,151,931
48,816	Vonovia SE	3,565,210
		54,197,284
Industrial — 13.29%
152,324	Assa Abloy AB Class B	3,764,233
95,154	Atlas Copco AB Class A	4,890,574
130,820	Cellnex Telecom SA(b)	7,856,081
27,300	Daikin Industries Ltd	6,073,353
43,000	DSV Panalpina A/S	7,226,657
44,000	Hoya Corp	6,093,772
13,900	Keyence Corp	7,818,987
46,681	Kone OYJ Class B	3,803,552
25,000	MTU Aero Engines AG	6,516,692
33,310	Safran SA(a)	4,721,127
8,200	SMC Corp	5,008,048
		63,773,076
Technology — 12.28%
38,067	ASML Holding NV	18,431,063
129,997	AVEVA Group PLC(c)	5,673,723
52,000	CyberArk Software Ltd(a)	8,402,680
200,000	Keywords Studios PLC(a)	7,804,548
375,000	Sage Group PLC	2,976,567
40,000	SAP SE	5,180,720
23,805	Sea Ltd ADR(a)	4,738,385
52,375	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,710,970
		58,918,656

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2020
Shares		Fair Value
Utilities — 1.12%
26,288	Orsted A/S(b)	$ 5,378,664
TOTAL COMMON STOCK — 98.79% (Cost $307,834,248)		$474,196,692
PREFERRED STOCK
Industrial — 0.55%
6,220	Sartorius AG	2,619,721
TOTAL PREFERRED STOCK — 0.55% (Cost $1,976,238)		$ 2,619,721
GOVERNMENT MONEY MARKET MUTUAL FUNDS
1,101,000	BlackRock FedFund Institutional Class(d), 0.00%(e)	1,101,000
1,811,000	Goldman Sachs Financial Square Government Fund Institutional Class(d), 0.02%(e)	1,811,000
1,101,000	JPMorgan U.S. Government Money Market Fund Capital Shares(d), 0.03%(e)	1,101,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 0.84% (Cost $4,013,000)		$ 4,013,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 2.03%
$3,268,450	Undivided interest of 5.85% in a repurchase agreement (principal amount/value $55,851,428 with a maturity value of $55,851,924) with RBC Capital Markets Corp, 0.08%, dated 12/31/20 to be repurchased at $3,268,450 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.00%, 1/5/21 - 12/20/50, with a value of $56,968,457.(d)	3,268,450
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,268,450	Undivided interest of 6.00% in a repurchase agreement (principal amount/value $54,474,036 with a maturity value of $54,474,460) with Citigroup Global Markets Inc, 0.07%, dated 12/31/20 to be repurchased at $3,268,450 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 4.00%, 9/15/21 - 1/1/51, with a value of $55,563,519.(d)	$ 3,268,450
3,212,067	Undivided interest of 6.32% in a repurchase agreement (principal amount/value $50,827,140 with a maturity value of $50,827,535) with Morgan Stanley & Co LLC, 0.07%, dated 12/31/20 to be repurchased at $3,212,067 on 1/4/21 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 2/4/21 - 12/20/50, with a value of $51,843,750.(d)	3,212,067
TOTAL SHORT TERM INVESTMENTS — 2.03% (Cost $9,748,967)		$ 9,748,967
TOTAL INVESTMENTS — 102.21% (Cost $323,572,453)		$490,578,380
OTHER ASSETS & LIABILITIES, NET — (2.21)%		$ (10,587,863)
TOTAL NET ASSETS — 100.00%		$479,990,517

(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2020.
(d)	Collateral received for securities on loan.
(e)	Rate shown is the 7-day yield as of December 31, 2020.
ADR	American Depositary Receipt
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Schedule of Investments
As of December 31, 2020
Summary of Investments by Country as of December 31, 2020.
Country	Fair Value	Percentage of Fund Investments
United Kingdom	$ 70,368,087	14.34%
Germany	59,926,263	12.22
Japan	53,284,860	10.86
Switzerland	43,977,007	8.96
Netherlands	41,384,313	8.44
Denmark	36,141,120	7.37
France	21,542,909	4.39
Australia	21,531,038	4.39
Hong Kong	18,094,129	3.69
China	15,019,413	3.06
Ireland	13,880,555	2.83
United States	13,761,967	2.81
Spain	13,392,343	2.73
Sweden	12,112,920	2.47
Israel	8,402,680	1.71
Italy	6,596,768	1.34
Argentina	6,365,836	1.30
Belgium	6,248,424	1.27
Taiwan	5,710,970	1.16
Jordan	5,497,126	1.12
Singapore	4,738,385	0.97
Canada	4,527,800	0.92
India	4,269,916	0.87
Finland	3,803,551	0.78
Total	$490,578,380	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West International Growth Fund
ASSETS:
Investments in securities, fair value (including $13,062,036 of securities on loan)(a)	$480,829,413
Repurchase agreements, fair value(b)	9,748,967
Cash	3,105,526
Cash denominated in foreign currencies, fair value(c)	189
Dividends receivable	1,199,710
Subscriptions receivable	35,557
Receivable for investments sold	2,400,583
Total Assets	497,319,945
LIABILITIES:
Payable for director fees	5,258
Payable for other accrued fees	66,797
Payable for shareholder services fees	12,106
Payable to investment adviser	327,459
Payable upon return of securities loaned	13,761,967
Redemptions payable	3,155,841
Total Liabilities	17,329,428
NET ASSETS	$479,990,517
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,933,432
Paid-in capital in excess of par	300,917,633
Undistributed/accumulated earnings	175,139,452
NET ASSETS	$479,990,517
NET ASSETS BY CLASS
Investor Class	$42,125,659
Institutional Class	$437,864,858
CAPITAL STOCK:
Authorized
Investor Class	20,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	2,621,314
Institutional Class	36,713,005
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$16.07
Institutional Class	$11.93
(a) Cost of investments	$313,823,486
(b) Cost of repurchase agreements	$9,748,967
(c) Cost of cash denominated in foreign currencies	$189
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West International Growth Fund
INVESTMENT INCOME:
Interest	$89,679
Income from securities lending	26,898
Dividends	4,987,073
Foreign withholding tax	(553,722)
Total Income	4,549,928
EXPENSES:
Management fees	3,665,930
Shareholder services fees – Investor Class	138,875
Audit and tax fees	60,057
Custodian fees	86,681
Director's fees	20,142
Legal fees	6,016
Pricing fees	2,118
Registration fees	26,547
Shareholder report fees	881
Transfer agent fees	7,787
Other fees	3,018
Total Expenses	4,018,052
Less amount waived by investment adviser	77,425
Net Expenses	3,940,627
NET INVESTMENT INCOME	609,301
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	29,610,804
Net Realized Gain	29,610,804
Net change in unrealized appreciation on investments and foreign currency translations	86,848,234
Net Change in Unrealized Appreciation	86,848,234
Net Realized and Unrealized Gain	116,459,038
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$117,068,339
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West International Growth Fund	2020	2019
OPERATIONS:
Net investment income	$609,301	$3,073,844
Net realized gain (loss)	29,610,804	(5,793,331)
Net change in unrealized appreciation	86,848,234	135,791,686
Net Increase in Net Assets Resulting from Operations	117,068,339	133,072,199
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(12,284)
Institutional Class	-	(133,593)
From return of capital	0	(145,877)
From net investment income and net realized gains
Investor Class	(367,142)	(66,099)
Institutional Class	(5,841,418)	(3,579,848)
From net investment income and net realized gains	(6,208,560)	(3,645,947)
Total Distributions	(6,208,560)	(3,791,824)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	13,711,568	16,095,470
Institutional Class	49,096,451	51,322,766
Shares issued in reinvestment of distributions
Investor Class	367,142	78,383
Institutional Class	5,841,418	3,713,441
Shares redeemed
Investor Class	(22,173,355)	(17,862,276)
Institutional Class	(153,528,308)	(112,399,410)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(106,685,084)	(59,051,626)
Total Increase in Net Assets	4,174,695	70,228,749
NET ASSETS:
Beginning of year	475,815,822	405,587,073
End of year	$479,990,517	$475,815,822
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,075,985	1,429,452
Institutional Class	5,397,667	6,253,698
Shares issued in reinvestment of distributions
Investor Class	22,789	6,413
Institutional Class	488,822	398,661
Shares redeemed
Investor Class	(1,650,167)	(1,604,103)
Institutional Class	(15,622,389)	(13,398,164)
Net Decrease	(10,287,293)	(6,914,043)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$12.63	(0.02) (d)	3.60	3.58	-	-	(0.14)	(0.14)	$16.07	28.35%
12/31/2019	$ 9.44	0.04	3.17	3.21	(0.00) (e)	(0.01)	(0.01)	(0.02)	$12.63	34.07%
12/31/2018	$12.86	0.08	(2.26)	(2.18)	-	-	(1.24)	(1.24)	$ 9.44	(16.87%)
12/31/2017	$10.54	0.12	2.68	2.80	-	(0.12)	(0.36)	(0.48)	$12.86	26.62%
12/31/2016	$10.60	0.12	(0.15)	(0.03)	(0.00) (e)	(0.03)	(0.00) (e)	(0.03)	$10.54	(0.30%)
Institutional Class
12/31/2020	$ 9.38	0.02	2.69	2.71	-	(0.02)	(0.14)	(0.16)	$11.93	28.88%
12/31/2019	$ 7.03	0.06	2.37	2.43	(0.00) (e)	(0.07)	(0.01)	(0.08)	$ 9.38	34.57%
12/31/2018	$10.00	0.08	(1.75)	(1.67)	-	(0.06)	(1.24)	(1.30)	$ 7.03	(16.69%)
12/31/2017	$ 8.29	0.14	2.11	2.25	-	(0.18)	(0.36)	(0.54)	$10.00	27.24%
12/31/2016	$ 8.42	0.11	(0.12)	(0.01)	(0.00) (e)	(0.12)	(0.00) (e)	(0.12)	$ 8.29	(0.04%)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income (loss) to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2020	$ 42,126	1.28%	1.20%	(0.19%)	27%
12/31/2019	$ 40,066	1.28%	1.20%	0.34%	30%
12/31/2018	$ 31,531	1.30%	1.20%	0.65%	124%
12/31/2017	$ 44,479	1.29%	1.20%	1.01%	18%
12/31/2016	$ 34,752	1.20%	1.20%	1.14%	27%
Institutional Class
12/31/2020	$437,865	0.86%	0.85%	0.17%	27%
12/31/2019	$435,749	0.85%	0.85%	0.71%	30%
12/31/2018	$374,056	0.88%	0.85%	0.84%	124%
12/31/2017	$332,024	0.88%	0.85%	1.41%	18%
12/31/2016	$297,005	0.85%	0.85%	1.38%	27%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	The per share amount does not correspond to activity reflected in the Statement of Operations due to class specific expenses during the period.
(e)	Amount was less than $0.01 per share.
(f)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST INTERNATIONAL GROWTH FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West International Growth Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term growth of capital. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.

Annual Report - December 31, 2020

As of December 31, 2020, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 46,122,986	$ 428,073,706	$ —	$ 474,196,692
Preferred Stock	—	2,619,721	—	2,619,721
Government Money Market Mutual Funds	4,013,000	—	—	4,013,000
Short Term Investments	—	9,748,967	—	9,748,967
Total Assets	$ 50,135,986	$ 440,442,394	$ 0	$ 490,578,380
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Annual Report - December 31, 2020

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$648,011	$3,106,208
Long-term capital gain	5,560,549	539,739
Return of capital	-	145,877
	$6,208,560	$3,791,824
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments for passive foreign investment corporations and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$540,713
Undistributed long-term capital gains	8,608,434
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	165,990,305
Tax composition of capital	$175,139,452
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund utilized $15,387,068 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2020, there were no remaining capital loss carryforwards.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$324,588,075
Gross unrealized appreciation on investments	167,410,216
Gross unrealized depreciation on investments	(1,419,911)
Net unrealized appreciation on investments	$165,990,305
2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2020

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.82% of the Fund’s average daily net assets up to $1 billion dollars, 0.77% of the Fund’s average daily net assets over $1 billion dollars and 0.72% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.85% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement.The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$156,150	$36,449	$77,425	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Franklin Templeton Institutional, LLC and J.P. Morgan Investment Management Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $118,353,165 and $226,954,581, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the

Annual Report - December 31, 2020

delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2020, the Fund had securities on loan valued at $13,062,036 and received collateral as reported on the Statement of Assets and Liabilities of $13,761,967 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2020, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West International Growth Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $553,721 and has derived gross income from sources within foreign countries amounting to $4,876,054.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021